Merger of

BROOKE
CREDIT CORPORATION

and

Oakmont
Acquisition Corp.

March 2007

Investor Presentation

This presentation was filed with the Securities and Exchange Commission as part of the Form 8 K filed by Oakmont Acquisition Corp. ("Oakmont") on March 13, 2007. Oakmont is holding presentations for its stockholders regarding the merger of Oakmont and Brooke Credit Corporation ("BCC"), as described in an earlier Form 8-K filed by Oakmont which describes the merger in more detail.

Morgan Joseph & Co. Inc. ("Morgan Joseph"), the managing underwriter of Oakmont's initial public offering ("IPO") consummated in July 2005, is assisting Oakmont in these efforts without charge, other than the reimbursement of out-of-pocket expenses. Oakmont, BCC, their respective directors and executive officers and Morgan Joseph may be deemed to be participants in the solicitation of proxies for the Oakmont special meeting of stockholders at which stockholders will be asked to approve this transaction.

Stockholders of Oakmont and BCC and other interested persons are advised to read Oakmont's preliminary proxy statement and, when available, Oakmont's definitive proxy statement in connection with Oakmont's solicitation of proxies for the special meeting at which Oakmont's stockholders will be asked to approve the merger because these proxy statements contain important information. Such persons can also read Oakmont's final prospectus, dated July 12, 2005, as well as periodic reports, for more information about Oakmont, its officers and directors, and their interests in the successful consummation of this business combination.

The definitive proxy statement will be mailed to Oakmont's stockholders as of a record date to be established for voting at the special meeting. Oakmont's stockholders will also be able to obtain a copy of the definitive proxy statement, the final prospectus and other periodic reports filed with the Securities and Exchange Commission, without charge, by visiting the Securities and Exchange Commission's Internet site at (http://www.sec.gov).

Safe Harbor

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about Oakmont Acquisition Corp. ("Oakmont"), Brooke Credit Corporation ("BCC") and their combined business after completion of the merger. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of Oakmont's and BCC's management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements:

- A significant part of BCC's business strategy involves originating new loans and our failure to grow may adversely affect BCC's business, prospects, results of operations and financial condition.
- BCC's borrower's financial performance (which may be affected by, among other conditions, a softening insurance market and rising interest rates) may adversely affect their ability to repay amounts due to BCC.
- BCC's financial condition could be adversely affected if BCC is unable to fund loans through sales to third parties.
- BCC makes certain assumptions regarding the profitability of its securitizations, participations, warehouse lines and other funding vehicles which may not prove to be accurate.
- The value of the collateral securing BCC's loans to borrowers may be adversely affected by the borrowers' actions.

Safe Harbor

- Potential litigation and regulatory proceedings could materially adversely affect BCC's financial condition.
- BCC is dependent on key personnel.
- BCC may be required to repurchase loans sold with recourse or make payments on guarantees.
- BCC may not be able to accurately report financial results or prevent fraud if BCC fails to maintain an effective system of internal controls over financial reporting.
- Efforts to comply with the Sarbanes-Oxley Act will entail significant expenditures; non-compliance with the Sarbanes-Oxley Act may adversely affect BCC.
- BCC may not be able to achieve the loan origination, loan pricing, operating expense, sources of funding, fee and other income levels that it has assumed.
- BCC may not be able to secure the lines of credit and additional sources of funding necessary to accommodate BCC's growth
- Changes in economic, political and regulatory environments, governmental policies, laws and regulations, including changes in accounting policies and standards and taxation requirements (such as new tax laws and new or revised tax law interpretations) could materially adversely affect BCC's operations and financial condition.

Other relevant risks are described in the Preliminary Proxy Statement filed on March 13, 2007 by Oakmont with the SEC. The information set forth herein should be read in light of such risks. Neither Oakmont, nor BCC assumes any obligation to update the information contained in this presentation.

Table of Contents

Executive Summary

Executive Summary

Oakmont and its merger with BCC

- Oakmont Acquisition Corp. ("Oakmont") is a blank check company
  - In July 2005, Oakmont raised $51.5 million through its IPO (8.58 million units at $6.00 each)
  - Each unit consisted of one share of common stock and two warrants with an exercise price of $5.00 and an expiration date of 7/11/09
  - As of December 31, 2006, approximately $48.9 million of the offering proceeds including interest are in a trust account
- On February 8, 2007, Oakmont entered into a definitive agreement to merge with Brooke Credit Corporation ("BCC") in an all-stock transaction
- BCC is a specialty finance company that makes senior secured loans to insurance-related businesses, such as retail insurance agencies, managing general agencies, and funeral homes (funeral homes that generate revenues derived from the sale of pre-need life insurance products)
  - BCC is a wholly-owned subsidiary of Brooke Corp., which is a publicly traded company listed on the NASDAQ under the ticker BXXX
- The merger is expected to close in Spring 2007
- The combined entity will seek NASDAQ listing and plans to be publicly traded as Brooke Credit Corporation
- Brooke Corp. will be the majority shareholder (prior to the exercise of outstanding Oakmont warrants)
- Mr. Robert Skandalaris, Oakmont's CEO, has agreed to use reasonable best efforts to purchase approximately 333,333 shares of Oakmont common stock in the open market, valued at approximately $1.9 million
- Mr. Mick Lowry , BCC's CEO, indicated his intent to purchase at least 100,000 shares of Oakmont in the open market
- Significant earnout shares based on achieving 2007 and 2008 adjusted earnings of $15.0 million and $19.0 million, respectively (5,000,000 shares)

Why Specialty Finance and Why BCC?

Why Specialty Finance?

- **Specialty Finance Companies offer growth potential with limited competition and lower marketing costs than traditional lenders**
  - Small business lending comprises a significant portion of the specialty finance universe
  - Typically target traditionally underserved and niche growth industries
  - Marketing efforts tend to be more effective and cost efficient due to targeted focus on specific industries

- **Investors benefit from lender specialization**
  - As a result of lender specialization, specialty finance companies can better underwrite, measure, and control loan quality as compared to traditional or generalist lenders

- **Specialty Finance Companies appeal to small business owners**
  - Specialty finance companies create loan products more specific to a borrower's business
    - Typically result in more flexible and accommodating capital for small business owners
  - The loan approval process is more friendly to the borrower, due to the lenders' understanding of their borrowers' businesses
    - Standardized underwriting, due diligence, and documentation that typically results from specialized lending

- **Specialty Finance Companies benefit traditional lenders**
  - Traditional or generalist lenders typically lack underwriting expertise in niche industries, which discourages them from loaning directly to these specialized borrowers
  - Traditional lenders tap niche industries by funding specialty finance companies or purchasing loans/asset-backed securities in which they benefit from the lender specialization of specialty finance companies
  - Relationships with traditional lenders strengthen funding capacity and promote continued growth for specialty finance companies

Why BCC?

- **BCC is a leading provider of senior secured loans to insurance-related businesses, including funeral homes that sell pre-need life insurance, in the United States**
  - December 31, 2006 book value of $64.4 million ($109 million pro forma[1])
  - Loan portfolio of $483.3 million as of December 31, 2006
  - Achieved 74% annualized growth rate in loan portfolio during 2006
- **Has generated $672 million in new loans since 2001**
- **To-date has closed six loan securitizations, resulting in approximately $188 million in asset-backed securities issued**
- **Has increased interest spreads as loan programs have evolved and seasoned**
- **Lending to "main street businesses," a large, underserved market with financing needs**
  - Established reputation within the insurance and death care industries
  - Primarily to provide senior secured acquisition financing backed by personal guarantees to the following borrowers:
    - Retail Insurance Agencies (Franchise)
    - Retail Insurance Agencies (Non-Franchise)
    - Managing General Insurance Agencies ("MGAs")
    - Independent Funeral Home Owners


Misc. Loans
1%
MGA Loans
18%
Funeral Home
Loans
12%
Retail
Insurance
Agencies (Non-
Franchise)
11%
Retail
Insurance
Agencies
(Franchise)
58%

[1] Assumes maximum shareholder approval

Why BCC?

- **Unique business model with entrenched relationships**
  - Proprietary loan sourcing network provides steady stream of high-quality loan candidates
  - Deep credit underwriting expertise with proven success
  - Payment lockbox arrangement helps ensure control of cash flow from retail agency borrowers
  - Proprietary loan funding network 150+ institutions strong
  - Proprietary collateral preservation platform, which features the use of licensed insurance professionals and funeral home directors in monitoring and fixing distressed businesses, results in better control over credit quality

- **Impressive loan portfolio growth and financial results**
  - Loan portfolio grew 74% to approximately $483 million during fiscal 2006
  - Five year portfolio CAGR of 62%
  - As a result of lender specialization and unique collateral preservation platform, BCC is better able to monitor and control credit quality
  - For fiscal years ended 2004, 2005, and 2006, BCC generated $2.2, $6.1, and $7.0 million of net income, resulting in a three year earnings CAGR of 48%

- **Attractive target markets with underserved need**
  - Over 37,500 independent insurance agencies[1] and 21,000 independent funeral homes[2] in the U.S.
  - Aging insurance agency entrepreneurs nearing retirement seeking liquidity
  - Deconsolidation trend of smaller funeral homes from public company consolidators creates need for acquisition financing

[1] According to FutureOne 2006 Agency Universe Study conducted by Independent Insurance Agents and Brokers of America.
[2] According to 2004 National Directory of Morticians.

Why BCC?

- **Pioneer in their industry with limited competition**
  - Intangible nature of the asset collateral deters most traditional banks and lending institutions because they lack underwriting expertise to effectively measure and control credit quality
  - SBA lenders offer similar loans but at less favorable terms and can be an administrative burden for small insurance businesses
  - Potential competitors have fewer sourcing relationships and funding outlets, putting them at a disadvantage

- **Proprietary relationships with diversified loan funding sources**
  - Loan participations and asset-backed securities sold to nationwide network of over 150 banks
  - Pioneered securitization program of insurance agency loans; subsequently closed six securitizations with asset-backed securities issued of approximately $188 million
  - Five lines of credit with total availability of $100 million provides immediate source of loan funding

- **Well-positioned to be a public company**
  - Led by experienced management team that has been instrumental in BCC's growth since inception
  - Public parent has required diligent fiscal and operational discipline; BCC is currently in testing phase of SOX 404
  - Mature securitization model and relationship within over 150 funding partners, resulting in increased due diligence and increased underwriting and loan servicing discipline
  - Management has created an entrepreneurial firm with the systems and transparency of a public company

BCC Overview

BCC Overview

What BCC Does

TARGET DEMOGRAPHICS

- BCC currently lends to four basic types of borrowers:
  - Retail insurance agencies (Franchise)
  - Retail insurance agencies (Non-Franchise)
  - Managing general agencies (MGAs)
  - Independent funeral home owners
- Historically these groups have been underserved by traditional lenders

LOAN SOURCING

- BCC receives a steady stream of loan referrals from three primary sources:
  - **Proprietary Loan Sourcing Network** offers high-quality loan referrals
  - **Brooke Franchise**, affiliate company of BCC, that is a nationwide franchisor of property and casualty (P&C) insurance agencies
  - **Internal** loan-sourcing professionals generate loans through well-planned marketing efforts

LOAN UNDERWRITING

- BCC has well-developed processes to measure loan quality through extensive credit analysis, background checks, in-person interviews, and third-party diligence
- BCC has deep expertise in underwriting loans to a demographic with intangible business assets
- The underwriting process measures human capital, which BCC believes is the key to creating business value in this sector, by use of personality and skills testing

ONGOING LOAN SERVICING

- BCC has two types of ongoing loan servicing: **Standard** and **Special**
  - **Standard loan servicing** includes boarding loans, collecting and processing loan payments; performed primarily by third-party firms such as Bank of NY or Textron Financial
  - **Special loan servicing** features close monitoring and ranking of loan performance and utilization of collateral preservation and loss mitigation activities to preserve underperforming loans

BCC Overview

Loan Summary

	Retail Agency Loans (Franchise)	Retail Agency Loans (Non-Franchise)	Funeral Home Loans	MGA Loans
Loan Amount	$279.0 million	$54.0 million	$56.0 million	$89.5 million
Number of Loans	962	91	75	18
Number of Obligors	590	85	50	18
Average Loan Size	$290,000	$594,000	$747,000	$5.0 million
Maximum Maturity	15 years	12 years	15 years	10 years

BCC Overview

Loan Funding

Off-Balance Sheet Funding Methods

Loan Participations

- Non-recourse sale of loan participation interests in loans
- BCC is responsible for ongoing servicing but transfers credit risk off-balance sheet to loan participants
- Used as a seasoning platform for new loan types

Loan Securitizations

- BCC pioneered the securitization of insurance agency loans
- Completed six securitizations to date and issued approximately $188 million in asset-backed securities
- Most profitable off-balance sheet loan funding method

On-Balance Sheet Funding Methods

Warehouse Lines

- Company maintains five lines of credit for on-balance sheet funding
- Bank lines used for immediate on-balance sheet funding needs
- Cumulative availability of $100 million
- Cost of funds is expected to continue to improve as the loan portfolio seasons


12/31/2006
34%
31%
35%
12/31/2005
15%
34%
51%
12/31/2004
24%
47%
29%
Participations
Securitizations
On-Balance Sheet

BCC Overview

Historical Operating Results



Revenues
$ in millions
$30
$25
$20
$15
$10
$5
$-
$1.3
$4.3
$6.7
$8.3
$18.4
$26.8
2001
2002
2003
2004
2005
2006



Book Value
$ in millions
$70
$60
$50
$40
$30
$20
$10
$-
$2.9
$5.0
$7.3
$18.2
$39.2
$64.4
2001
2002
2003
2004
2005
2006



Loan Portfolio Growth
$ in millions
$600
$500
$400
$300
$200
$100
$-
$43
$60
$108
$183
$277
$483
2001
2002
2003
2004
2005
2006
Aggregate Balance
New Originations



Increasing Size of Securitizations
Total Loans ($ in mm)
$80
$70
$60
$50
$40
$30
$20
$10
$0
Total Loans
$16
$24
$25
$41
$64
$65
Apr 2003
Nov 2003
Jun 2004
Mar 2005
Dec 2005
Jul 2006
Securitization Date

BCC Overview

Growth Strategy

- **BCC intends to implement the following initiatives to facilitate high growth**

Enhance Marketing Effort

- Continue expanding its relationships with consultants, consolidators, and franchisors to discover new leads
- Increase direct marketing efforts to banks and business owners

Further Streamline Underwriting

- Increase the efficiency of the underwriting process by expanding personnel resources, enhancing risk profiling measures, and continuing emphasis on senior management's oversight to ensure future credit quality

Further Streamline Special Loan Servicing Activities

- Continue the raising of the reporting requirements, expand and develop special loan servicing personnel, and continue emphasis on oversight by senior staff on loss mitigation activities

Formalize new collateral preservation services agreements

- Increasing relationships with collateral preservation agents will assist in portfolio growth and provide expertise in possible additional vertical markets.

Enhance Loan Funding

- Through several courses of action, BCC intends to continue to negotiate increasingly favorable pricing spreads and increase its network of bank relationships to enhance the cost and efficiency of its loan funding activities

BCC Overview

BCC's Historical Income Statement

($ in thousands)	2004	2005	2006
OPERATING REVENUES:			
Interest Income, net	$ 5,739	$ 10,674	$ 19,147
Gain on Sale of Notes Receivable	2,448	7,459	7,409
Other Income	64	316	224
Total Operating Revenues	**8,251**	**18,449**	**26,780**
OPERATING EXPENSES:			
Other Operating Interest Expense	717	1,920	3,125
Payroll Expense	1,441	1,483	1,596
Amortization	973	1,120	876
Other Operating Expense	1,121	2,802	5,999
Total Operating Expenses	**4,252**	**7,325**	**11,596**
Income from Operations	**3,999**	**11,124**	**15,184**
Interest Expense	648	1,288	3,919
Income Before Taxes	**3,351**	**9,836**	**11,265**
Provision for Income Taxes	1,139	3,738	4,281
Net Income	**$ 2,212**	**$ 6,098**	**$ 6,984**

BCC Overview

BCC's Historical Balance Sheet

($ in thousands)		2004		2005		2006
ASSETS:						
Cash	$	5,697	$	2,855	$	4,358
Restricted Cash		-		-		564
Notes & Interest Receivable, net		49,360		43,221		169,186
Other Receivables		48		591		496
Securities		17,115		44,681		50,320
Interest-Only Strip Receivable		2,509		1,434		4,511
Total Current Assets		74,729		92,782		229,435
Deferred Charges		650		779		5,691
Servicing Asset		2,948		2,726		4,564
Receivable from Parent		-		-		13,501
Prepaid Expenses and Other Assets		495		342		1,037
Total Assets	**$**	**78,822**	**$**	**96,629**	**$**	**254,228**
LIABILITIES AND STOCKHOLDERS' EQUITY:						
Accounts Payable	$	237	$	298	$	2,751
Interest Payable		645		664		1,457
Income Tax Payable to Parent		1,139		3,738		782
Current Deferred Income Tax Payable		-		-		1,196
Payable to Parent		16,532		12,978		-
Payable Under Participation Agreement		2,452		10,857		33,479
Short-Term Debt		27,097		8,787		96,644
Current Maturities of Long-Term Debt		765		3,485		16
Total Current Liabilities		48,867		40,807		136,325
Long-Term Deferred Income Tax Payable		259		247		7,685
Servicing Liability		124		115		74
Long-Term Debt less Current Maturities		11,421		16,230		42,894
Warrant Obligation		-		-		2,821
Total Liabilities	**$**	**60,671**	**$**	**57,399**	**$**	**189,799**
Common Stock	$	65	$	65	$	57
Treasury Stock		(15)		(15)		-
Additional Paid-In Capital		10,641		25,641		43,134
Additional Paid-In Capital - Warrants		-		-		900
Retained Earnings		6,958		13,056		20,040
Accumulated Other Comprehensive Income		502		483		298
Total Stockholders' Equity		**18,151**		**39,230**		**64,429**
Total Liabilities and Stockholders' Equity	**$**	**78,822**	**$**	**96,629**	**$**	**254,228**

BCC Overview

Other Considerations

- Experienced management team with proven ability to deliver results
- Strong earnings visibility resulting from seasoned loans
- Ability to grow portfolio via other insurance related verticals
- Already on path for Sarbanes-Oxley compliance with minimal incremental new expenses

Post Merger Considerations:

- Equity capital will be used to fund the continued growth of the portfolio
- Institutional familiarity due to status as subsidiary of a public company

Transaction Summary

Transaction Summary

- Oakmont entered a definitive agreement providing for the merger of BCC with and into Oakmont, with Oakmont surviving the merger and changing its name to Brooke Credit Corporation
  - Prior to the merger, Oakmont will reincorporate in Kansas

- Under the terms of the Plan of Merger, the total consideration paid to the equity holders of BCC by Oakmont consists of:
  - 17,455,090 newly issued shares of Oakmont stock at closing
  - 5,000,000 Earnout Shares as follows:
    - 4,000,000 shares to be issued post-merger upon BCC achieving 2007 adjusted earnings of at least $15.0 million
    - 1,000,000 shares to be issued post-merger upon BCC achieving 2008 adjusted earnings of at least $19.0 million

- Combined entity expects to seek a NASDAQ listing upon closing

- Brooke Corp. will be the majority shareholder of the combined entity (prior to the exercise of outstanding Oakmont warrants)

Transaction Summary

Pro Forma Ownership

Proforma Ownership (Assuming Earnout)[1,5]

(thousands)	Basic[3]		Diluted[4]	
Oakmont Stockholders	10,575	32.0%	27,725	55.3%
Brooke Corp.	19,124	57.9%	19,124	38.1%
BCC Management	1,875	5.7%	1,875	3.7%
Other Existing BCC Equityholders	1,456	4.4%	1,456	2.9%
Total	33,030	100.0%	50,181	100.0%

Proforma Ownership (Assuming NO Earnout)[2,5]

	Basic[3]		Diluted[4]	
Oakmont Stockholders	10,575	37.7%	27,725	61.4%
Brooke Corp.	14,865	53.0%	14,865	32.9%
BCC Management	1,458	5.2%	1,458	3.2%
Other Existing BCC Equityholders	1,132	4.1%	1,132	2.5%
Total	28,030	100.0%	45,181	100.0%



Basic
4.4%
5.7%
32.0%
57.9%
Diluted
2.9%
3.7%
38.1%
55.3%
Basic
4.1%
5.2%
37.7%
53.0%
Diluted
2.5%
3.2%
32.9%
61.4%
Oakmont Stockholders
Brooke Corp.
BCC Management
Other Existing BCC Equityholders

Notes:

[1]Earnout consists of 4,000,000 shares to be issued upon BCC achieving 2007 adjusted earnings of at least $15.0 million, and 1,000,000 shares to be issued upon BCC achieving 2008 adjusted earnings of at least $19.0 million.

[2]Assumes that none of the 5,000,000 potential earnout shares are issued.

[3]Assumes no Oakmont warrants exercised.

[4]Assumes the exercise of outstanding Oakmont warrants.

[5]Assumes no redemptions and no exercise of Underwriters' Purchase Option (UPO). Assuming a cashless exercise of the UPO, UPO would result in the issuance of no new shares at a stock price of $6.30 per share or less, and approximately 559,000 shares at a stock price of $8.50 per share.

Appendix

Key Executives – BCC

- **Anita Larson** – Chairman of the Board, Director
  - Joined Brooke Corp. in 1999
  - Chairman / Director of BCC since April 2006
  - President / COO of Brooke Corp. since January 2005
  - Prior Experience: The Equitable Life Assurance Society of the United States; First Security Benefit Life Insurance and Annuity Company

- **Mick Lowry** – President, CEO and Director
  - Joined BCC in 1998
  - Served in current capacity since 2003
  - Prior Experience: Sunflower Bank in Salina, Kansas

- **Leland Orr, CPA** – Interim Chief Financial Officer
  - CFO of Brooke Corp. since 1995
  - Director and Treasurer of Brooke Corp. since 1986
  - Member of Audit and Executive Committees of Brooke Corp.
  - Prior Experience: Brooke State Bank; Kennedy, McKee & Company

Key Executives – Oakmont

- **Robert J. Skandalaris** – Chairman and Chief Executive Officer
  - Managing Director and Principal of Quantum Value Management, LLC
  - Founder and current Chairman of Noble International Ltd., a full-service provider of tailored laser welded blanks and tubes for the automotive industry
  - Prior to founding Noble in 1993, Mr. Skandalaris was Vice Chairman and a shareholder of The Oxford Investment Group, Inc., a Michigan-based merchant banking firm, and served as Chairman and Chief Executive Officer of Acorn Asset Management, a privately held investment advisory firm
  - Began his career as a CPA with the national accounting firm of Touche Ross & Co.
  - Mr. Skandalaris holds a B.A. from Michigan State University and a M.S.A. from Eastern Michigan University

- **Michael C. Azar** – President, Principal Accounting Officer, Secretary, and Director
  - Managing Director and Principal of Quantum Value Management, LLC
  - Served as Vice President and Secretary for Noble International, Ltd. since 1996, and as General Counsel from 1996 to 2006
  - He also served as a member of Noble's Board of Directors from December 1996 until November 1997
  - Executive officer of Veri-Tek International, Corp., a publicly traded equipment manufacturer
  - Prior to joining Noble, Mr. Azar was employed as General Counsel to River Capital, Inc., an investment banking firm
  - Mr. Azar holds a B.A. from Kalamazoo College and a J.D. from the University of Detroit